Exhibit 99.1

LETTER OF TRANSMITTAL

DriveTime Automotive Group, Inc.

DT Acceptance Corporation

Offer for $50,000,000 aggregate principal amount

12.625% Senior Secured Notes due 2017

in exchange for $50,000,000 aggregate principal amount

12.625% Senior Secured Notes due 2017,

which have been registered

under the Securities Act of 1933, as amended

Pursuant to the Prospectus, dated                     , 2013

The exchange offer will expire at 5:00 p.m., New York City time, on                     , 2013, unless extended. Tenders of old notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the expiration date.

The exchange agent for the exchange offer is:

Wells Fargo Bank, National Association

By Registered or Certified Mail	By Overnight Courier or Regular Mail	By Hand Delivery
Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480	Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 6th & Marquette Avenue Minneapolis, MN 55479	Wells Fargo Bank, N.A. 12th Floor – Northstar East Building Corporate Trust Services 608 Second Avenue South Minneapolis, MN 55479

Or by Facsimile Transmission:

(For Eligible Institutions only)

(612) 667-6282

Attn: Bondholder Communications

For Information Call: (800) 344-5128 Option O

Email: bondholdercommunications@wellsfargo.com

Delivery of this letter of transmittal to an address other than as set forth above or transmission of this letter of transmittal via facsimile to a number other than as set forth above will not constitute a valid delivery.

The undersigned acknowledges that he, she or it has received the prospectus, dated                     , 2013, of DriveTime Automotive Group, Inc., a Delaware corporation, and DT Acceptance Corporation, an Arizona corporation, which we refer to collectively as DriveTime in this letter, and this letter of transmittal, which together constitute DriveTime’s offer to exchange, which we refer to as the exchange offer in this letter, an aggregate principal amount of up to $50,000,000 of DriveTime’s 12.625% Senior Secured Notes due 2017, which we refer to as the exchange notes in this letter, which have been registered under the Securities Act of 1933, as amended, which we refer to as the Securities Act in this letter, for an equal aggregate principal amount of DriveTime’s issued and outstanding 12.625% Senior Secured Notes due 2017, which we refer to as the old notes in this letter, from the registered holders thereof. We refer to this letter of transmittal as this letter.

For each old note accepted for exchange, the holder of such old note will receive an exchange note having a principal amount equal to that of the surrendered old note. The exchange notes will bear interest from the most recent date to which interest has been paid on the old notes. As a result, registered holders of exchange notes on the relevant record date for the first interest payment date following the consummation of the exchange offer will receive interest accruing from the most recent date to which interest has been paid. Old notes accepted for exchange will cease to accrue interest from and after the closing date of the exchange offer. Holders of old notes accepted for exchange will not receive any payment of accrued interest on such old notes on any interest payment date if the relevant record date occurs on or after the closing date of the exchange offer.

This letter is to be completed by a holder of old notes if certificates for old notes are to be forwarded with this letter. Tenders of old notes by book-entry transfer by holders of old notes in book-entry form must be made by delivering an agent’s message transmitted by The Depository Trust Company, which we refer to as DTC in this letter, pursuant to the procedures set forth in “The Exchange Offer—Procedures for Brokers and Custodian Banks; DTC ATOP Account” section of the prospectus in lieu of this letter. The term “agent’s message” means a message transmitted by the DTC participants to DTC, and thereafter transmitted by DTC to the exchange agent, forming a part of the book-entry confirmation which states that DTC has received an express acknowledgment from the participant in DTC described in such agent’s message stating that such participant and beneficial holder agree to be bound by the terms of this exchange offer, which acknowledgment states that such participant has received and agreed to be bound by the terms and conditions of the exchange offer, including the representations and warranties contained in this letter of transmittal, and that DriveTime may enforce this letter of transmittal against such participant. Holders of old notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their old notes into the exchange agent’s account at DTC, which we refer to as a book-entry confirmation in this letter, and all other documents required by this letter to the exchange agent at or prior to 5:00 p.m., New York City time, on the expiration date, must tender their old notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the prospectus. See Instruction 1.

Delivery of documents to DTC does not constitute delivery to the exchange agent.

The undersigned has completed the appropriate boxes below and signed this letter to indicate the action the undersigned desires to take with respect to the exchange offer. List below the old notes to which this letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of old notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES
Name and Address of Registered Holder	(1) Certificate Number(s) (Delivered Herewith)*	(2) Aggregate Principal Amount of Old Notes	(3) Aggregate Principal Amount of Old Notes Tendered**

Total

*  Need not be completed if old notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the old notes indicated in column 2. See Instruction 2. Old notes tendered hereby must be in denominations of $2,000 principal amount or integral multiples of $1,000 in excess of $2,000. See Instruction 1.

☐	Check here if certificates representing tendered old notes are enclosed herewith.

☐	Check here if tendered old notes are being delivered by book-entry transfer made to the account maintained by the exchange agent with DTC and complete the following:

Name of Tendering Institution:

Account Number:	Transaction Code Number:

By crediting the old notes to the exchange agent’s account at DTC’s Automated Tender Offer Program, which we refer to as ATOP in this letter, and by complying with applicable ATOP procedures with respect to the exchange offer, including transmitting to the exchange agent a computer-generated agent’s message in which the holder of the old notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such old notes all provisions of this letter (including all representations and warranties) are applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this letter to the exchange agent. Please note: There is no requirement to deliver a completed letter of transmittal to the exchange agent in the exchange offer if a holder is tendering their old notes held in book-entry form in the exchange offer in compliance with applicable ATOP procedures and an agent’s message is properly delivered.

☐	Check here if tendered old notes are being delivered pursuant to a notice of guaranteed delivery previously sent to the exchange agent and complete the following:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution Which Guaranteed Delivery:

If delivered by book-entry transfer, complete the following:

Account Number:	Transaction Code Number:

☐	Check here if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name:

Address:

The undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes. In addition, if the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for old notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that such old notes were acquired by such broker-dealer as a result of market-making or other trading activities and that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of the exchange notes. However, by acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive exchange notes, it represents that the old notes to be exchanged for the exchange notes were acquired as a result of market-making activities or other trading activities.

SIGNATURE MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to DriveTime the aggregate principal amount of old notes indicated above. Subject to, and effective upon, the acceptance for exchange of the old notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, DriveTime all right, title and interest in and to such old notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered old notes, with full power of substitution, among other things, to cause the old notes to be assigned, transferred and exchanged.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the old notes, and to acquire exchange notes issuable upon the exchange of such tendered old notes, and that, when the same are accepted for exchange, DriveTime will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by DriveTime. The undersigned hereby further represents that:

(1)	any exchange notes received by the undersigned will be received in the ordinary course of business,

(2)	the undersigned will have no arrangement or understanding with any person to participate in the distribution of the old notes or the exchange notes within the meaning of the Securities Act,

(3)	the undersigned is not an “affiliate” (as such term is defined in Rule 405 of the Securities Act) of DriveTime,

(4)	it is not engaged in, and does not intend to engage in, the distribution of the exchange notes, and

(5)	if the undersigned is a broker-dealer, it is not tendering old notes acquired directly from DriveTime and will receive the exchange notes for its own account in exchange for the old notes that were acquired as a result of market-making activities or other trading activities, and it will deliver a prospectus in connection with any resale of the exchange notes.

The undersigned acknowledges that this exchange offer is being made in reliance on interpretations by the Staff of the Securities and Exchange Commission, which we refer to as the SEC in this letter, as set forth in no-action letters issued to third parties, that the exchange notes issued pursuant to the exchange offer in exchange for the old notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of DriveTime within the meaning of Rule 405 of the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such exchange notes. However, the SEC has not considered the exchange offer in the context of a no-action letter and there can be no assurance that the Staff of the SEC would make a similar determination with respect to the exchange offer as in other circumstances. The undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes and has no arrangement or understanding to participate in a distribution of exchange notes. If any holder is an affiliate of DriveTime, is a broker-dealer who acquired old notes in the initial private placement and not as a result of market-making activities or other trading activities or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the exchange notes to be acquired pursuant to the exchange offer, such holder:

(1)	may not participate in the exchange offer,

(2)	cannot rely on the applicable interpretations of the staff of the SEC, and

(3)	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for old notes, it represents that the old notes to be exchanged for the exchange notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such exchange notes. However, by acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. By tendering, the undersigned further represents to DriveTime that:

(1)	the undersigned and each beneficial owner acknowledge and agree that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the exchange offer for the purpose of distributing the exchange notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the exchange notes acquired by such person and cannot rely on the position of the Staff of the SEC set forth in certain no-action letters, and

(2)	the undersigned and each beneficial owner understand that a secondary resale of the old notes acquired by the undersigned directly from DriveTime should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or the plan of distribution information required by Item 508, as applicable, of Regulation S-K of the Securities Act.

The undersigned acknowledges that DriveTime’s acceptance of old notes validly tendered for exchange pursuant to any one of the procedures described in the section of the prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and DriveTime upon the terms and subject to the conditions of the exchange offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by DriveTime to be necessary or desirable to complete the sale, assignment and transfer of the old notes tendered hereby. All authority conferred or agreed to be conferred in this letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please issue the exchange notes (and, if applicable, substitute certificates representing old notes for any old notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the exchange notes (and, if applicable, substitute certificates representing old notes for any old notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes.”

The undersigned, by completing the table entitled “Description of Old Notes” above and signing this letter of transmittal, will be deemed to have tendered the old notes, as set forth in such table above. Please read this entire letter of transmittal carefully before completing the table above.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if old notes are exchanged and/or exchange notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this letter of transmittal above.

Issue: (please check one or more)

☐       exchange notes

☐       old notes

in the name of:

Name(s)
(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

TIN
(Social Security Number or Employer Identification Number)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for old notes not exchanged and/or exchange notes are to be delivered to someone other than the person or persons whose signature(s) appear(s) on this letter of transmittal above or to such person or persons at an address other than that shown in the table entitled “Description of Old Notes” above.

Mail: (please check one or more)

☐       exchange notes

☐       old notes

to:

Name(s)
(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

Important: Unless guaranteed delivery procedures are complied with, this letter of transmittal (or a manually signed facsimile hereof) or an agent’s message in lieu thereof pursuant to DTC’s ATOP system (together with the certificates evidencing old notes or a book-entry confirmation, as applicable, and all other required documents) must be received by the exchange agent at or prior to 5:00 p.m., New York City time, on the expiration date.

In order to validly tender old notes for exchange notes, holders of old notes in certificated form that wish to tender their old notes for exchange notes in the exchange offer must complete, execute and deliver this letter of transmittal.

Except as stated in the prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the prospectus, this tender for exchange of old notes is irrevocable.

PLEASE SIGN HERE (To be completed by all tendering and consenting holders) [(Accompanying Substitute Form W-9 on reverse side)]

By completing, executing and delivering this letter of transmittal, the undersigned hereby tenders the principal amount of the old notes listed above in the table labeled “Description of Old Notes” under the column heading “Aggregate Principal Amount of Old Notes Tendered” or, if nothing is indicated in such column, with respect to the entire aggregate principal amount represented by the old notes described in such table.

X

X
Signature(s) of Owner

Dated:	, 20

Area Code and Telephone Number:

If a holder is tendering old notes, this letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the old notes or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:

Tax Identification No.:

SIGNATURE GUARANTEE (If required by Instruction 3)
Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

Dated:	, 20

INSTRUCTIONS

Forming part of the terms and conditions of the exchange offer of

DriveTime Automotive Group, Inc. and DT Acceptance Corporation

1.	Delivery of this letter and old notes; Guaranteed delivery procedures.

This letter is to be completed by holders of old notes if certificates for old notes are to be forwarded with this letter. Tender of old notes by book-entry transfer by holders of old notes in book-entry form must be made by delivering an agent’s message transmitted by The Depository Trust Company, which we refer to as DTC in this letter, in lieu of this letter pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering Old Notes” and “The Exchange Offer—Procedures for Brokers and Custodian Banks; DTC ATOP Account” sections of the prospectus. The term “agent’s message” means a message transmitted by the DTC participants to DTC, and thereafter transmitted by DTC to the exchange agent, forming a part of the book-entry confirmation which states that DTC has received an express acknowledgment from the participant in DTC described in such agent’s message stating that such participant and beneficial holder agree to be bound by the terms of this exchange offer, which acknowledgment states that such participant has received and agreed to be bound by the terms and conditions of the exchange offer, including the representations and warranties contained in this letter of transmittal, and that DriveTime may enforce this letter of transmittal against such participant. To effectively tender old notes by book-entry transfer, holders of old notes must request a DTC participant to, on their behalf, electronically transmit their acceptance through DTC’s Automated Tender Offer Program (“ATOP”). In the case of old notes held:

(1)	in certificated form, certificates for all physically tendered old notes as well as a properly completed and duly executed letter of transmittal (or manually signed facsimile of this letter) or

(2)	in book-entry form, by a book-entry confirmation and delivery of an agent’s message,

and in either case any other documents required by this letter, must be received by the exchange agent at the address set forth herein at or prior to 5:00 p.m., New York City time, on the expiration date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess of $2,000.

Holders whose certificates for old notes are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent at or prior to 5:00 p.m., New York City time, on the expiration date, or who cannot complete the procedures for book-entry transfer at or prior to 5:00 p.m., New York City time, on the expiration date, may tender their old notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the prospectus. Pursuant to such procedures,

(1)	such tender must be made through an eligible institution,

(2)	prior to 5:00 p.m., New York City time, on the expiration date, the exchange agent must receive from such eligible institution a validly completed and duly executed notice of guaranteed delivery, substantially in the form provided by DriveTime (by facsimile transmission, mail or hand delivery) or an agent’s message with respect to guaranteed delivery, setting forth the name and address of the holder of old notes and the amount of old notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the date of execution of the notice of guaranteed delivery, the certificates for all physically tendered old notes, in proper form for transfer, together with a properly completed and duly executed letter of transmittal (or facsimile of this letter) or a book-entry confirmation for old notes held in book-entry form together with an agent’s message instead of this letter, as the case may be, with any required signature guarantees and any other documents required by this letter will be deposited by the eligible institution with the exchange agent, and

(3)	the certificates for all physically tendered old notes, in proper form for transfer, together with a properly completed and duly executed letter of transmittal (or facsimile of this letter) or a book-entry confirmation for old notes held in book-entry form together with an agent’s message instead of this letter, as the case may be, with any required signature guarantees and all other documents required by this letter, are received by the exchange agent within three New York Stock Exchange trading days after the date of execution of the notice of guaranteed delivery.

The method of delivery of this letter, any required signature guarantees, the old notes and all other required documents, including delivery of old notes through DTC, and transmission of an agent’s message through DTC’s ATOP system, is at the election and risk of the tendering holders, and the delivery will be deemed made only when actually received or confirmed by the exchange agent. If old notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

See “The Exchange Offer” section of the prospectus.

2.	Partial tenders (not applicable to noteholders who tender by book-entry transfer).

If less than all of the old notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of old notes to be tendered in the box above entitled “Description of Old Notes—Aggregate Principal Amount of Old Notes Tendered.” A reissued certificate representing the balance of non-tendered old notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this letter, promptly after the expiration date. All of the old notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

3.	Signatures on this letter; Bond powers and endorsements; Guarantee of signatures.

If this letter is signed by the registered holder of the old notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered old notes are owned of record by two or more joint owners, all of such owners must sign this letter.

If any tendered old notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

When this letter is signed by the registered holder or holders of the old notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the exchange notes are to be issued, or any untendered old notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an eligible institution.

If this letter is signed by a person other than the registered holder, the old notes must be endorsed or accompanied by a properly completed bond power, signed by the registered holder as the registered holder’s name appears on the old notes.

If this letter is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by DriveTime, evidence satisfactory to DriveTime of their authority to so act must be submitted.

Signatures on this letter or a notice of withdrawal must be guaranteed by a member of a firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (each an “eligible institution”).

Signatures on this letter or a notice of withdrawal need not be guaranteed by an eligible institution, provided the old notes are tendered: (i) by a registered holder of old notes (which term, for purposes of the exchange offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such old notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this letter, or (ii) for the account of an eligible institution.

4.	Special issuance and delivery instructions.

Tendering holders of old notes should indicate in the applicable box the name and address to which exchange notes issued pursuant to the exchange offer and/or substitute certificates evidencing old notes not exchanged are to be issued or sent, if different from the name or address of the person signing this letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such old notes not exchanged will be returned to the name and address of the person signing this letter.

5.	Backup and Nonresident Withholding

A U.S. holder of exchange notes may be subject to backup withholding at a rate of 28% with respect to interest paid on the exchange notes and proceeds from the sale, exchange, redemption or retirement of the exchange notes. In order to avoid backup withholding, a U.S. holder of exchange notes should provide the exchange agent with such holder’s correct Taxpayer Identification Number (“TIN”) and other certifications on the Substitute Form W-9 enclosed with this Letter of Transmittal. If the shares are in more than one name or are not in the name of the actual owner, please consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9 for additional guidance on which number to report. If the holder does not have a TIN, the holder should write “Applied For” in the space provided for the TIN. If a U.S. holder does not provide a TIN within 60 days of a reportable payment, backup withholding at a rate of 28% may apply to such payment. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the Internal Revenue Service may be obtained.

Certain holders (including, among others, corporations and non-U.S. holders) are exempt from these backup withholding and reporting requirements. However, non-U.S. holders may be subject to nonresident withholding on interest payments unless they provide a United States Internal Revenue Service Form W-8BEN or another appropriate version of Form W-8 and are otherwise eligible for the portfolio interest exception, as described in the prospectus relating to the old notes, and non-U.S. holders may in any case be subject to nonresident reporting on interest payments.

A non-U.S. holder should submit to the exchange agent the appropriate version of Form W-8, properly completed, including certification of such individual’s foreign status, and signed under penalty of perjury. Form W-8BEN is the version of Form W-8 most likely to apply to foreign persons claiming exemption from withholding. Non-U.S. holders should carefully read the instructions to Form W-8BEN and, if applicable, complete the required information, sign and date the Form W-8BEN and return the form to the exchange agent with the completed Letter of Transmittal. In certain cases, Form W-8BEN may not be the proper United States Internal Revenue Service form to be completed and returned, depending on the status of the foreign person claiming exemption from backup withholding. If you are a non-U.S. holder, you must complete and return the appropriate version of Form W-8. Form W-8BEN and other Forms W-8 are available from the exchange agent or from the Internal Revenue web site, at http://www.irs.gov.

If the exchange agent is not provided with a properly completed Substitute Form W-9 or the appropriate IRS Form W-8, the holder may be subject to penalties imposed by the Internal Revenue Service. In addition, the depositary may be required to withhold under the backup withholding rules 28% of any reportable payment made to the holder with respect to exchange notes, or to withhold against interest payments under the nonresident withholding rules.

Please consult your accountant or tax advisor for further guidance regarding the completion of Substitute Form W-9, Form W-8BEN, or another version of Form W-8 to claim exemption from withholding and backup withholding, or contact the exchange agent.

6.	Transfer taxes.

DriveTime will pay all transfer taxes, if any, applicable to the exchange of old notes pursuant to the exchange offer. If, however, exchange notes are to be issued for principal amounts not tendered or accepted for exchange in the name of any person other than the registered holder of the old notes tendered hereby, or if tendered old notes are registered in the name of any person other than the person signing this letter, or if a transfer tax is imposed for any reason other than the exchange of old notes to pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the consent and this letter, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the old notes specified in this letter.

7.	Waiver of conditions.

DriveTime reserves the absolute right to waive satisfaction of any or all conditions enumerated in the prospectus.

8.	No conditional tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of old notes, by execution of this letter or an agent’s message in lieu thereof, shall waive any right to receive notice of the acceptance of their old notes for exchange.

Neither DriveTime, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of old notes nor shall any of them incur any liability for failure to give any such notice.

9.	Mutilated, lost, stolen or destroyed old notes.

Any holder whose old notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

10.	Withdrawal rights.

Tenders of old notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the expiration date.

For a withdrawal of a tender of old notes to be effective, a written notice of withdrawal delivered by hand, overnight courier or by mail, or a manually signed facsimile transmission, or a properly transmitted “Request Message” through DTC’s ATOP system, must be received by the exchange agent at or prior to 5:00 p.m., New York City time, on the expiration date. Any such notice of withdrawal must:

(1)	specify the name of the person having tendered the old notes to be properly withdrawn, which we refer to as the depositor in this letter,

(2)	identify the old notes to be withdrawn, including certificate number or numbers and the principal amount of such old notes,

(3)	in the case of old notes tendered by book-entry transfer, specify the number of the account at DTC from which the old notes were tendered and specify the name and number of the account at DTC to be credited with the properly withdrawn old notes and otherwise comply with the procedures of such facility,

(4)	contain a statement that such holder is withdrawing his election to have such old notes exchanged for exchange notes,

(5)	other than a notice through DTC’s ATOP system, be signed by the holder in the same manner as the original signature on this letter by which such old notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the trustee with respect to the old notes register the transfer of such old notes in the name of the person withdrawing the tender, and

(6)	specify the name in which such old notes are registered, if different from that of the depositor.

If old notes have been tendered pursuant to the procedure for book-entry transfer set forth in “The Exchange Offer—Procedures for Brokers and Custodian Banks; DTC ATOP Account” section of the prospectus, any notice of withdrawal must comply with the applicable procedures of DTC. All questions as to the validity, form and eligibility and time of receipt of such notice will be determined by DriveTime, whose determination shall be final and binding on all parties. Any old notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer and no exchange notes will be issued with respect thereto unless the old notes so withdrawn are validly retendered. Any old notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of old notes tendered by book-entry transfer into the exchange agent’s account at DTC pursuant to the book-entry transfer procedures set forth in “The Exchange Offer—Procedures for Brokers and Custodian Banks; DTC ATOP Account” section of the prospectus, such old notes will be credited to an account maintained with DTC for the old notes) as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn old notes may be retendered by following the procedures described above at any time at or prior to 5:00 p.m., New York City time, on the expiration date.

11.	Requests for assistance or additional copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus and this letter, and requests for notices of guaranteed delivery and other related documents may be directed to the exchange agent, at the address and telephone number indicated above.

PAYOR’S NAME: Wells Fargo Bank, National Association

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (TIN)	Name: Address: Check appropriate space: Individual/Sole Proprieter Corporation Partnership Other (specify) Exempt from Backup Withholding
	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security number (or Individual Taxpayer Identification Number) (If awaiting TIN, write “Applied For”) or Employer identification number (If awaiting TIN, write “Applied For”)

Part 2—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE	DATE , , 20

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU INDICATED IN PART 1 THAT YOU ARE AWAITING A TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the Payment Date the withholding amount will be remitted to the IRS.

SIGNATURE	DATE	, , 20